OPPENHEIMER Global Securities Fund/VA A series of Oppenheimer Variable Account Funds Summary Prospectus April 29, 2011
Share Classes:
Non-Service Shares
Service Shares
Class 3 Shares
Class 4 Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalSecuritiesFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 29, 2011, and pages 2 through 38 of its most recent Annual Report, dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalSecuritiesFundVA. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service Shares	Service Shares	Class 3 Shares	Class 4 Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None	None	None
Redemption Fee (as % of amount redeemed, if applicable)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares	Class 3 Shares	Class 4 Shares
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Other Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.76%	1.01%	0.76%	1.01%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$78	$244	$424	$946
Service Shares	$104	$323	$561	$1,242
Class 3 Shares	$78	$244	$424	$946
Class 4 Shares	$104	$323	$561	$1,242

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently has more of its assets invested in developed markets such as the United States, Western European countries and Japan.

As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of the Fund's assets according to these criteria and the trends that are considered may change over time.

In seeking diversification of the Fund's portfolio, the portfolio manager generally seeks companies with the following characteristics, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;

  Companies at attractive valuations that may benefit from global growth trends;

  Companies with strong competitive positions and high demand for their products or services;

  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities; and

  Special situations such as mergers, reorganizations, restructurings or other unusual events.

     The Fund does not limit its investments to companies in a particular market capitalization range, but primarily invests in large-cap companies. A company's market capitalization is the value of its outstanding common stock. Relative to other companies, a company may be classified as small-cap, mid-cap or large-cap.

The Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but it is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Investing in Special Situations. At times, the Fund may seek to benefit from what it considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that, if a cyclical event does not have the anticipated effect or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks and foreign securities. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/GlobalSecuritiesFundVA

During the period shown, the highest return before taxes for a calendar quarter was 22.81% (2qtr09) and the lowest return before taxes for a calendar quarter was -21.51% (4qtr08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares (inception 11-12-1990)	15.96%	3.94%	4.93%
Service Shares (inception 07-13-2000)	15.70%	3.68%	4.69%
Class 3 Shares (inception 05-01-2003)	15.97%	3.93%	11.93%
Class 4 Shares (inception 05-03-2004)	15.67%	3.67%	7.21%
Morgan Stanley Capital International World Index	11.76%	2.43%	2.31%
(reflects no deductions for fees, expenses or taxes)			8.15%[1]
			5.28%[2]

1. From 4-30-03.
2. From 4-30-04.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. Rajeev Bhaman has been portfolio manager and Vice President of the Fund since August 2004.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Global Securities Fund/VA

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalSecuritiesFundVA. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0485.001.0411